AMPLIUS AGGRESSIVE ASSET ALLOCATION ETF Ticker Symbol: AAAA Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS July 7, 2025 https://ampliusetf.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated July 7, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://ampliusetf.com. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Amplius Aggressive Asset Allocation ETF (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.14%
Total Annual Fund Operating Expenses	0.63%
Less Fee Waiver[2]	(0.14%)
Total Annual Fund Operating Expenses After Fee Waiver	0.49%
1 Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are estimated for the current fiscal year. AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
2 The Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee for the Fund, or pay to the Fund, as necessary to offset the Fund’s AFFE through May 31, 2026. This waiver agreement may be terminated early only with the consent of the Fund’s Board of Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$50	$188
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide disciplined asset allocation to equity securities, fixed income ETFs, and downside protection ETFs. Amplius Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), selects the Fund’s allocation to these asset classes based on its assessment of the relative risks and returns of each asset class.
The Sub-Adviser generally will allocate between 60% and 100% of the Fund’s net assets to equity securities, which includes common stocks, preferred stocks, and other ETFs that provide such equity exposure (the “Equity Sleeve”). Typically, the Fund expects to invest in equity securities, and the allocation is subject to change based on market conditions. The remaining portion of the Fund’s portfolio will typically be invested in fixed income ETFs and/or downside protection ETFs (the “Tactical Allocation Sleeve”).
Equity Sleeve
The Fund’s Equity Sleeve will consist of common stock, preferred stock, depositary receipts, and other ETFs. The Fund may invest in equity securities of any market capitalization, but the Fund typically invests between 20% and 100% of its net assets in equity securities of U.S. large-capitalization companies, between 0% and 40% of its net assets in equity securities of U.S. small- and mid-capitalization companies, and between 0% and 40% of foreign equity securities, including exposure to developed and emerging markets countries. It is anticipated that the Fund’s exposure to U.S. small- and mid-capitalization companies and foreign equity securities will primarily come from investments in ETFs, but the Fund may invest directly in such securities.
For the Fund’s investment in individual U.S. large-capitalization companies, the Sub-Adviser begins stock selection by reviewing the constituents of broad-based U.S. large-capitalization indexes. Within each index, the Sub-Adviser generally selects companies within the 50 largest companies, by market capitalization, for inclusion in the Fund’s portfolio. If a company is a constituent in more than one index, the Sub-Adviser may weight that company more heavily than companies that are constituents in only one index. The Sub-Adviser may select individual large-capitalization companies outside of the 50 largest in a particular index if it determines that doing so contributes to the Fund’s diversification based on market capitalization, sector or industry, or style (e.g., value or growth).
The Sub-Adviser’s investment selection criteria for other equity ETFs includes a review of its structure, relative performance among its peer group, total operating expense ratio, portfolio turnover, assets under management, liquidity, and investment objective and investment restrictions and limitations. The ETFs selected for investment are expected to maintain broad exposure to U.S. companies or developed and/or emerging markets countries, as applicable, and the Fund may invest in ETFs that cross multiple market capitalization ranges or geographic regions. The Fund’s investments in other ETFs may be selected for their ability to represent companies of a certain market capitalization, a particular sector (e.g., information technology companies), or a subset of an asset class (e.g., small cap value companies), or based on factors such as their risk adjusted return, alpha, style (e.g., growth or value), or other factors that help the Fund achieve broad exposure across equity securities. The Fund’s investments in other ETFs may include ETFs that are affiliated (i.e., that have the same investment adviser or sub-adviser).
Tactical Allocation Sleeve
The Fund’s Tactical Allocation Sleeve will consist of fixed income ETFs and/or downside protection ETFs. Fixed income ETFs in which the Fund will invest typically includes ETFs that invest in U.S. Treasury securities, but may also include investments in corporate bonds or debt securities issued by the U.S. Government and its agencies and instrumentalities.
The Sub-Adviser may invest in downside protection ETFs. Such ETFs seek to participate in the price movement of the broad U.S. equities market (e.g., U.S. large-capitalization companies) with up to 100% downside protection in exchange for capped upside over a defined period (i.e., a one-year period). The Sub-Adviser’s investment selection criteria for fixed income ETFs and downside protection ETFs is the same as the selection criteria for equity ETFs.
The Sub-Adviser may invest in the Alpha Architect Tail Risk ETF (the “Tail Risk ETF”) and the Alpha Architect 1-3 Month Box ETF (the “Box ETF”), each an affiliated ETF. The Tail Risk ETF will invest, under normal circumstances, in a portfolio of options contracts on securities that are linked to the performance of an index whose value is based on companies with market capitalizations that qualify them as “large cap” companies. The Box ETF’s investment objective is to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market. To do so, the principal investment strategy of the Box ETF will be to utilize a series of long and short exchange-listed options combinations called a box spread.
There may be times where the Fund has no exposure to fixed income ETFs and/or downside protection ETFs.
General Portfolio Information
Depending on market conditions, the Sub-Adviser may adjust the Fund’s exposure to specific asset classes. Typically, the Sub-Adviser increases the Fund’s allocation to the Equity Sleeve following a significant price decline in the overall U.S. equity market. Additionally, the Sub-Adviser may sell a security if it no longer aligns with the Sub-Adviser’s investment criteria.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. When large capitalization companies are out of favor, these securities may lose value or may not appreciate in line with the overall market. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Allocation Risk. The Fund’s performance and risks depend in part on the Sub-Adviser’s skill in selecting and weighting the Fund’s investments. The Sub-Adviser’s evaluations and assumptions regarding the Fund’s exposure to common stocks and/or ETFs, domestic and/or international markets, may differ from actual market conditions.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for an issuer’s goods or services, and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Risk of Investing in Other ETFs. An investment in other ETFs (including affiliated and non-affiliated) is subject to the risks associated with those investment companies, which include, but are not limited to, the risk that such fund’s investment strategy may not produce the intended results; the risk that securities in such fund may underperform in comparison to the general securities markets or other asset classes; and the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector. The Fund may invest in affiliated ETFs managed by the Adviser. The Adviser may be subject to potential conflicts of interest because the Fund will incur additional expenses from such investments, bearing its share of that fund’s expenses while also paying its own advisory fees and trading costs. Investments in ETFs are also subject to the “ETF Risks” described below.
Depositary Receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Fixed Income Risks. The Fund will be subject to fixed income risks when it invests in fixed income ETFs. Changes in interest rates generally will cause the value of fixed income instruments held by underlying fixed income ETFs to vary inversely to such changes. Prices of longer-term fixed income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. Underlying fixed income ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

The Fund may invest directly in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury or indirectly through U.S. Treasury ETFs. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
Downside Protection ETF Risk. Downside protection ETFs do not offer principal protection, and investors in downside protection ETFs, such as the Fund, may experience significant losses, including the loss of their entire investment. The capped upside/downside protection aspects of such funds may not be fully available to investors who purchase the ETF after the defined outcome period begins or sell shares before it ends. The Fund may be indirectly exposed to derivatives and leverage through its investments in downside protection ETFs. Using derivatives and leverage allows downside protection ETFs to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. The use of leverage is speculative and could magnify losses.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://ampliusetf.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Amplius Asset Management, LLC
PORTFOLIO MANAGERS
Samual A. Liebman, Matthew D. Liebman, Aaron Marks, and Patrick J. Swift are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4